UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVENTRUST PROPERTIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On March 22, 2024, InvenTrust Properties Corp. filed with the U.S. Securities and Exchange Commission Definitive Additional Materials containing the Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials (the “DEFA 14A”) for its 2024 Annual Meeting of Stockholders to be held on May 7, 2024. This filing of Definitive Additional Materials (this “Amendment”) is being made to amend and restate in its entirety the DEFA 14A solely to correct an inadvertent error to the description of Proposal No. 4, disclosed in the DEFA 14A, from “A proposal to approve the amendment to the 2015 incentive award plan” to “A proposal to approve the amended InvenTrust Properties Corp. 2015 Incentive Award Plan”.

This Amendment supersedes in its entirety the DEFA 14A and the corrected Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials is set forth on the following pages.

Your **Vote** Counts!

INVENTRUST PROPERTIES CORP.

2024 Annual Meeting

Vote by May 6th, 2024 11:59 PM ET for shares held directly and by 11:59 PM Eastern Time on May 2nd, 2024 for shares held in a Plan.

INVENTRUST PROPERTIES CORP.
P.O. BOX 43007
PROVIDENCE, RI 02940-3007

V41850-P08884

You invested in INVENTRUST PROPERTIES CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not receive a paper or email copy, unless requested.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 7, 2024
9:00 AM, CDT

Virtually at:
www.virtualshareholdermeeting.com/IVT2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	A proposal to elect nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify. **Nominees:**	
1a.	Stuart Aitken	For
1b.	Amanda Black	For
1c.	Daniel J. Busch	For
1d.	Thomas F. Glavin	For
1e.	Scott A. Nelson	For
1f.	Paula J. Saban	For
1g.	Smita N. Shah	For
1h.	Michael A. Stein	For
1i.	Julian E. Whitehurst	For
2.	A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024.	For
3.	A proposal to approve, on a non-binding advisory basis, a resolution approving the compensation of our named executive officers ("say-on-pay") as described in our proxy materials.	For
4.	A proposal to approve the InvenTrust Properties Corp. 2015 Incentive Award Plan, as amended.	For

NOTE: Any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V41851-P08884